YTB International, Inc.


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Report of YTB International, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2005 (the "Report"), I, Derek J. Brent, Chief Financial and Accounting Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.



Date: 08/01/2005



/s/ Derek J. Brent


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[Signature] Chief Financial and Accounting Officer